EXHIBIT 10.15.1

FIRST AMENDMENT
TO
AMENDED AND RESTATED MASTER LEASE AGREEMENT,
AMENDED AND RESTATED SECURITY AGREEMENT
AND
AMENDED AND RESTATED GUARANTY

     This FIRST AMENDMENT TO AMENDED AND RESTATED MASTER LEASE AGREEMENT, AMENDED AND RESTATED SECURITY AGREEMENT AND AMENDED AND RESTATED GUARANTY (this "Amendment") is executed and delivered as of this 1st day of December, 2004, among the lessor entities identified on the signature page hereof (collectively, "Lessor"), the lessee entities identified on the signature page hereof (collectively, "Lessee"), OMEGA HEALTHCARE INVESTORS, INC., a Maryland corporation ("Omega"), and SUN HEALTHCARE GROUP, INC., a Delaware corporation, as guarantor ("Guarantor").  Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the Master Lease (as defined below).

RECITALS:

     A.     The parties hereto entered into a certain Amended and Restated Master Lease Agreement, dated as of March 1, 2004 but effective as of December 1, 2003 (the Master Lease"), pursuant to which (i) four (4) former master leases between Lessor (and certain of its affiliates) and Lessee (and certain of its affiliates) were combined, amended and restated and (ii) among other things, Lessor continued to lease to Lessee thirty-five (35) licensed nursing homes, rehabilitation hospitals and other healthcare facilities, all as described in the Master Lease.

     B.     Simultaneously with the execution and delivery of the Master Lease, Lessee and Lessor also entered into a certain Amended and Restated Security Agreement, dated as of March 1, 2004 but effective as of December 1, 2003 (the "Security Agreement"), pursuant to which Lessee granted to Lessor certain collateral as security for Lessee's obligations under the Master Lease.

     C.     Simultaneously with the execution and delivery of the Master Lease, Guarantor executed and delivered to Lessor and Omega a certain Amended and Restated Guaranty, dated as of March 1, 2004 but effective as of December 1, 2003 (the "Guaranty"), guarantying all obligations of Lessee under the Master Lease.

     D.     Since the date of the Master Lease, (i) three of the five Remaining Transition Facilities, SunBridge Care & Rehab for Coalinga ("Coalinga"), SunBridge Care & Rehab for Escondido East ("Escondido"), and SunBridge Care & Rehab for Fullerton ("Fullerton"), have been transitioned to various New Operators in accordance with the terms of the Transition Agreement and (ii) Lessor had transferred title to the other two Remaining Transition Facilities to an affiliate of Lessor, OHI Asset (II), LLC, a Delaware limited liability company ("OHI II").

     E.     Since the original execution of the Master Lease and the Security Agreement, the parties have finalized various exhibits to both the Master Lease and the Security Agreement, which the parties intend to incorporate into those documents as set forth below.

     F.     The parties hereto hereby desire to amend the Master Lease, the Security Agreement and the Guaranty (collectively, the "Documents") to provide that (i) the Master Lease has been terminated with respect to Coalinga and its respective lessee, Coalinga Rehabilitation Center, Fullerton and its respective lessee, Fullerton Rehab Center, and Escondido, (ii) OHI II shall be added as a "lessor" under each of the Documents, and (iii) various exhibits to the Master Lease and the Security Agreement have been finalized and updated through the date of this Amendment and are to be included within the Master Lease and the Security Agreement as set forth below.

AGREEMENT:

     NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.     Amendment to Master Lease.  The Master Lease shall be amended as follows:

          (a)     Effective as of March 1, 2004, (i) the Master Lease is terminated with respect to Coalinga, which shall no longer be a "Facility" under the Master Lease, and (ii) its respective lessee, Coalinga Rehabilitation Center, a California corporation, is no longer a "Lessee" under the Master Lease.

          (b)     Effective as of November 1, 2004, (i) the Master Lease is terminated with respect to Escondido and Fullerton, which shall no longer be "Facilities" under the Master Lease, and (ii) Fullerton's respective lessee, Fullerton Rehab Center, a California corporation, is no longer a "Lessee" under the Master Lease.

          (c)     Effective as of March 1, 2004, the Master Lease is hereby amended to include OHI II to the list of "Lessor" identified on the signature pages thereof, and all references to the term "Lessor" in the Master Lease shall be deemed to include OHI II.

          (d)     Schedule III to the Master Lease is hereby completed by the incorporation of the Future Transition Facilities and Allocated Rent Amounts set forth on Exhibit A attached hereto.

          (e)     Exhibit A to the Master Lease is hereby completed by the incorporation of the listing of Facilities set forth on Exhibit B attached hereto.

          (f)     Exhibit B to the Master Lease is hereby completed by the incorporation of the legal descriptions for the Leased Properties set forth on Exhibit C attached hereto.  The parties specifically acknowledge that the Leased Property for the Facility located in Marion, Ohio and known as SunBridge Care & Rehab for Marion has been reduced to exclude approximately fifty (50) acres of vacant land.

          (g)     Exhibit C to the Master Lease is hereby completed by the incorporation of the Minimum Purchase Prices set forth on Exhibit D attached hereto.

          (h)     Exhibit D to the Master Lease is hereby completed by incorporation of the following definition of Permitted Encumbrances:

"All covenants, easements, restrictions, conditions and other matters of record with respect to the Leased Properties as of December 1, 2003, except the following:  (a) liens for past due real estate taxes and assessments; (b) mechanic's liens (other than resulting from the actions of Omega and its Affiliates); (c) judgment liens (other than against Omega and its Affiliates); and (d) monetary liens, mortgages or financing statements for the benefit of any third-party creditor of Lessee, other than Omega and its Affiliates."

          (i)     Exhibit E to the Master Lease is hereby completed by the incorporation of the Operations Transfer Agreement attached hereto as Exhibit E.

     2.     Amendment to Security Agreement.  The Security Agreement shall be amended as follows:

          (a)     Effective as of March 1, 2004, (i) the Security Agreement is terminated with respect to Coalinga, which shall no longer be "Facilities" under the Security Agreement, and (ii) Coalinga's respective lessee, Coalinga Rehabilitation Center, a California corporation, is no longer a "Lessee" under the Security Agreement.

          (b)     Effective as of November 1, 2004, (i) the Security Agreement is terminated with respect to Escondido and Fullerton, which shall no longer be "Facilities" under the Security Agreement, and (ii) Fullerton's respective lessee, Fullerton Rehab Center, a California corporation, is no longer a "Lessee" under the Security Agreement.

          (c)     The Security Agreement is hereby amended to include OHI II to the list of "Lessor" identified on the signature page thereof, and all references to the term "Lessor" in the Security Agreement shall be deemed to include OHI II.

          (d)     Exhibits A-1 through A-32 of the Security Agreement are hereby completed by incorporation of the legal descriptions set forth on Exhibit C attached hereto.

          (e)     Exhibit B of the Security Agreement is hereby completed by incorporation of the security interests identified on Exhibit F attached hereto.

          (f)     Exhibit E of the Security Agreement is hereby completed by incorporation of the UCC Information set forth on Exhibit G attached hereto.

          (g)     The last paragraph of Section 2 shall provide that the description of the Collateral to be included on any financing statements executed in connection with the Security Agreement shall be as follows:  "All personal property of Lessee, as described in that certain Amended and Restated Security Agreement dated as of March 1, 2004 and effective as of December 1, 2003, between Lessee and Lessor (the "Security Agreement") as specifically set forth on Schedule 1 [which shall be the description of Collateral set forth above], and that is located at, arises in connection with and/or is related to the real property described on Exhibits "A-1 through A-33" attached hereto and incorporated herein, provided, however, that Accounts, Cash, the Excluded Lessee's Personal Property (as those terms are defined in the Security Agreement) and the names "Sun", "SunBridge" and any variation thereof shall be excluded."

     3.     Amendment to Guaranty.  Effective as of March 1, 2004, OHI II is hereby added to the first paragraph on the first page of the Guaranty and is included in the definition of "Omega and Affiliates."

     4.     Miscellaneous.

          (a)     Ratification.  Except as herein specifically amended or otherwise provided, each of the Documents shall remain in full force and effect, and all of the terms and conditions thereof, as herein modified, are hereby ratified and reaffirmed.  In the event of any inconsistency between the provisions of this Amendment and any of the Documents, the terms of this Amendment shall control and govern and such Document is deemed amended to conform hereto.

          (b)     Execution and Counterparts.  This Amendment may be executed in any number of counterparts, each of which, when so executed and delivered, shall be deemed to be an original, but when taken together shall constitute one and the same Amendment.  To facilitate execution of this Amendment, the parties may execute and exchange by facsimile counterparts of the signature pages.

          (c)     Headings.  Section headings used in this Amendment are for convenience of reference only and shall not affect the construction of the Amendment.

[SIGNATURES APPEAR ON FOLLOWING PAGE]

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

LESSOR:
DELTA INVESTORS I, LLC, a Maryland limited liability company,
DELTA INVESTORS II, LLC, a Maryland limited liability company,
OHI ASSET, LLC, a Delaware limited liability company,
OHI ASSET (CA), LLC, a Delaware limited liability company, and
OHI ASSET (II), LLC, a Delaware limited liability company

By: OMEGA HEALTHCARE INVESTORS, INC., a Maryland corporation, Its Member

By: /s/ C. Taylor Pickett C. Taylor Pickett Chief Executive Officer,

OMEGA:

OMEGA HEALTHCARE INVESTORS, INC., a Maryland corporation,
By: /s/ C. Taylor Pickett C. Taylor Pickett Chief Executive Officer

LESSEE:

CARE ENTERPRISES, INC., a Delaware corporation,
CIRCLEVILLE HEALTH CARE CORP., an Ohio corporation,
BECKLEY HEALTH CARE CORP., a West Virginia corporation,
PUTNAM HEALTH CARE CORP., a West Virginia corporation,
CARE ENTERPRISES WEST, a Utah corporation,
BRASWELL ENTERPRISES, INC., a California corporation,
MEADOWBROOK REHABILITATION CENTER, a California corporation,
REGENCY REHAB HOSPITALS, INC., a California corporation,
DUNBAR HEALTH CARE CORP., a West Virginia corporation,
MARION HEALTH CARE CORP., an Ohio corporation,
SALEM HEALTH CARE CORP., a West Virginia corporation
REGENCY-NORTH CAROLINA, INC., a North Carolina corporation,
FULLERTON REHABILITATION CENTER, a California corporation,
SAN BERNARDINO REHABILITATION HOSPITAL, INC., a California corporation,
SHANDIN HILLS REHABILITATION CENTER, a California corporation,
SUNBRIDGE HEALTHCARE CORPORATION, a New Mexico corporation,
REGENCY-TENNESSEE, INC., a Tennessee corporation, and

By: /s/ Steven A. Roseman

                     Steven A. Roseman
                     Vice President

GUARANTOR:

SUN HEALTHCARE GROUP, INC. a Delaware corporation

By: /s/ Steven A. Roseman Steven A. Roseman, Executive Vice President

(Exhibits available upon request)